Exhibit 99.1

Dell Sees Continuing Improvement in Demand Environment, Delivers Solid Progress Against Strategic Agenda

  Revenue Up Sequentially, Company Expects Stronger Second Half
  Shipments to Large Enterprise, SMB Customers Up Sequentially
  Cash Flow From Operations Strong at $801 Million; $3.4 Billion Over the Past Four Quarters

ROUND ROCK, Texas--(BUSINESS WIRE)--November 19, 2009--Sequential increases in demand and revenue from business customers highlighted Dell’s fiscal third-quarter 2010, reflecting the company’s strengthening enterprise-solutions capabilities, while overall operating expenses continued to decline as a result of strategic cost initiatives.

  Shipments were flat sequentially and down 5 percent from a year ago, though the Large Enterprise and Small and Medium Business segments had sequential improvements in shipments, revenue and operating income.
  Total revenue was $12.9 billion, a 1-percent sequential improvement and down 15 percent from a year ago. Q3 year-over-year comparisons across the business continued to improve from recent quarters.
  Gross margin was 17.3 percent of revenue including expenses of $102 million for organizational effectiveness (OE) actions and $27 million for amortization of intangibles. The combined cost of $129 million represented 1 percent of revenue.
  Earnings per share were 17 cents, including pre-tax expenses of $123 million (5 cents per share) for the OE actions and $40 million (1 cent per share) for amortization of intangibles.
  Cash flow from operations was again strong, totaling $801 million. Over the past four quarters, Dell has generated $3.4 billion of operating cash flow, up more than 40 percent from the previous four quarters.
  Operating Expenses were 12.8 percent of revenue, or $1.7 billion, 10 percent lower than last year’s third quarter.
Third Quarter Results:
(In millions)	FY10	FY09	Change
Revenue	$12,896	$15,162	(15%)
Operating Income	$577	$1,015	(43%)
Net Income	$337	$727	(54%)
EPS	$0.17	$0.37	(54%)
All growth rates are year-over-year.

Strategic Progress:

  Dell completed the acquisition of Perot Systems in early November, giving the company an advantage in delivering expanded, practical solutions that meet real customer needs and help them reduce IT costs. Dell’s Q3 enhanced services revenue, not including results from Perot Systems, increased 2 percent sequentially. Integration of Perot Systems into the new Dell Services business is under way, with consolidated reporting to begin in the fourth quarter.
  Dell’s enterprise-systems business also grew sequentially, with server and storage revenue up a combined 5 percent and particular strength in year-over-year EqualLogic sales. Dell’s strategy to design and deliver practical, standards-based solutions for the data center and the cloud is resonating with customers looking to reduce complexity, improve efficiency and lower costs.

  Dell has reduced total operating expenses by $1.6 billion and made further progress against lowering its cost of goods sold since committing to a $4 billion in cost reductions by the end of FY2011 or sooner.
  Combined sales in China, India, Brazil and Russia were up 18 percent sequentially and 5 percent over last year. In China, Dell’s second-largest country in terms of revenue, sales increased 20 percent sequentially and 8 percent year-over-year.

Business Units:

  Large Enterprise revenue was $3.4 billion, up 4 percent from the second quarter, though down 23 percent from a year ago. Sequential shipments improved 1 percent. Operating income for the quarter was $174 million. Dell expanded networking partnerships with Brocade and Juniper, introduced new PowerEdge 11g servers further optimized for virtualization, and expanded the line of PowerVault storage systems in the quarter.
  Public revenue was $3.7 billion, down 3 percent sequentially and 7 percent from a year ago. Operating income was $352 million. Shipments were off 12 percent sequentially, following typical seasonality in the U.S. public sector after peak purchasing periods for education and state customers.
  Small and Medium Business revenue was $3 billion, up 5 percent sequentially and down 19 percent year over year. Shipments were up 9 percent sequentially and operating income was $282 million, 15 percent higher than in Q2 as a result of steadily improving demand in both the Americas and Asia-Pacific and better performance in EMEA during the second half of the period.
  Consumer revenue was $2.8 billion, essentially flat from the second quarter and down 10 percent from a year ago. Shipments increased by 4 percent sequentially and 17 percent over last year. Dell’s Consumer business generated quarterly operating income of $10 million, and its year-to-date operating income exceeds 1 percent of revenue, consistent with expectations.

Quotes:

Michael Dell, chairman of the board and chief executive officer: “We are seeing improvement in overall underlying IT demand that is continuing into the fourth quarter. The same is true with momentum in Dell’s business, specifically in our Large Enterprise and SMB segments. The launch of Windows 7 is being very well received by SMBs and consumers, and we’ll see the benefits of that more fully in our fiscal Q4.”

Brian Gladden, chief financial officer: “Consistently generating strong cash from operations allows us to expand our own capabilities and acquire new ones. Those investments will mostly be in higher-margin enterprise solutions, like our purchase of Perot Systems. Adding Perot best positions us to provide streamlined solutions that help customers get the most from their IT budgets.”

Company Outlook:

  For the fourth quarter, Dell expects seasonal demand improvement in its Consumer business, while demand in Public is typically lower during the quarter. The company expects fouth quarter revenue to improve over the third quarter.
  The company is seeing improvement in underlying sequential trends in several areas, including a significant portion of its commercial business. Recent technology introductions, indications of improving economic activity and the prospect of a lift in associated IT spending position the company well, particularly as commercial customers upgrade their technology beginning in 2010.

About Dell

Dell Inc. (NASDAQ: DELL) helps customers succeed by understanding their issues and needs and delivering innovative, high-value IT solutions. For more information, visit www.dell.com. To hear a replay of the third-quarter analyst call with Michael Dell, chairman and CEO, and Brian Gladden, CFO, go to www.dell.com/investors. To communicate directly with Dell, go to www.dell.com/dellshares.

Special Note:

Statements in this press release that relate to future results and events (including statements about our future financial and operating performance and anticipated customer demand) are forward-looking statements based on Dell's current expectations. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors, including: weakening global economic conditions and instability in financial markets; our ability to reestablish a cost advantage over our competitors; our ability to generate substantial non-U.S. net revenue; our ability to accurately predict product, customer and geographic sales mix and seasonal sales trends; information technology and manufacturing infrastructure failures and breaches in data security; our ability to effectively manage periodic product transitions; disruptions in component or product availability; our reliance on vendors for quality product components, including reliance on several single-source or limited-source suppliers; our ability to access the capital markets; risks relating to our internal controls; potential unfavorable outcomes of tax matters and legal proceedings, including the continuing SEC investigation into certain accounting and financial reporting matters; our acquisition of other companies; our ability to properly manage the distribution of our products and services; the success of our cost-cutting measures; effective hedging of our exposure to fluctuations in foreign currency exchange rates and interest rates; counterparty default risks; obtaining licenses to intellectual property developed by others on commercially reasonable and competitive terms; our ability to attract, retain and motivate key personnel; loss of government contracts; expiration of tax holidays or favorable tax rate structures; changing environmental laws; and the effect of armed hostilities, terrorism, natural disasters and public health issues. For a discussion of those and other factors affecting our business and prospects, see Dell’s periodic filings with the Securities and Exchange Commission. We assume no obligation to update forward-looking statements.

Consolidated statements of income, financial position and cash flows follow.

Dell, Dell EqualLogic, PowerEdge and PowerVault are trademarks of Dell Inc.

Dell disclaims any proprietary interest in the marks and names of others.

DELL INC.
Condensed Consolidated Statement of Income and Related Financial Highlights
(in millions, except per share data and percentages)
(unaudited)

	Three Months Ended			% Growth Rates
	October 30,	July 31,	October 31,
	2009	2009	2008	Sequential	Yr. to Yr.

Net revenue
Products	$ 10,746	$ 10,623	$ 12,970	1%	(17%)
Services, including software related	2,150	2,141	2,192	0%	(2%)
Net revenue	12,896	12,764	15,162	1%	(15%)

Cost of net revenue
Products	9,269	8,978	10,958	3%	(15%)
Services, including software related	1,394	1,395	1,351	(0%)	3%
Total cost of net revenue	10,663	10,373	12,309	3%	(13%)

Gross margin	2,233	2,391	2,853	(7%)	(22%)

Selling, general and administrative	1,501	1,571	1,671	(4%)	(10%)
Research, development and engineering	155	149	167	4%	(7%)
Total operating expenses	1,656	1,720	1,838	(4%)	(10%)

Operating income	577	671	1,015	(14%)	(43%)

Investment and other income (expense), net	(63)	(42)	(6)	(51%)	NM
Income before income taxes	514	629	1,009	(18%)	(49%)
Income tax provision	177	157	282	13%	(37%)
Net income	$ 337	$ 472	$ 727	(29%)	(54%)

Earnings per common share:
Basic	$ 0.17	$ 0.24	$ 0.37	(29%)	(54%)
Diluted	$ 0.17	$ 0.24	$ 0.37	(29%)	(54%)

Weighted average shares outstanding:
Basic	1,956	1,955	1,953	0%	0%
Diluted	1,966	1,960	1,957	0%	0%

Percentage of Total Net Revenue:
Gross margin	17.3%	18.7%	18.8%
Selling, general and administrative	11.6%	12.3%	11.0%
Research and development	1.2%	1.2%	1.1%
Operating expenses	12.8%	13.5%	12.1%
Operating income	4.5%	5.2%	6.7%
Income before income taxes	4.0%	4.9%	6.7%
Net income	2.6%	3.7%	4.8%
Income tax rate	34.5%	25.0%	28.0%

Net Revenue by Product Category:
Mobility	$ 4,191	$ 3,891	$ 4,861	8%	(14%)
Desktop PCs	3,020	3,319	4,091	(9%)	(26%)
Software and Peripherals	2,394	2,382	2,585	1%	(7%)
Servers and Networking	1,539	1,403	1,630	10%	(6%)
Enhanced Services	1,244	1,218	1,365	2%	(9%)
Storage	508	551	630	(8%)	(19%)
Consolidated net revenue	$ 12,896	$ 12,764	$ 15,162	1%	(15%)

Percentage of Total Net Revenue:
Mobility	32%	30%	32%
Desktop PCs	23%	26%	27%
Software and Peripherals	19%	19%	17%
Servers and Networking	12%	11%	11%
Enhanced Services	10%	10%	9%
Storage	4%	4%	4%

Net Revenue by Global Segment:
Large Enterprise	$ 3,403	$ 3,285	$ 4,395	4%	(23%)
Public	3,695	3,798	3,960	(3%)	(7%)
Small and Medium Business	2,956	2,820	3,647	5%	(19%)
Consumer	2,842	2,861	3,160	(1%)	(10%)
Consolidated net revenue	$ 12,896	$ 12,764	$ 15,162	1%	(15%)

Percentage of Total Net Revenue:
Large Enterprise	26%	26%	29%
Public	29%	30%	26%
Small and Medium Business	23%	22%	24%
Consumer	22%	22%	21%

Consolidated Operating Income:
Large Enterprise	$ 174	$ 172	$ 254
Public	352	383	361
Small and Medium Business	282	246	374
Consumer	10	89	142
Consolidated segment operating income	818	890	1,131
Severance and facility actions	(123)	(87)	(17)
Broad based long-term incentives	(78)	(92)	(73)
Amortization of intangible assets	(40)	(40)	(26)
Consolidated operating income	$ 577	$ 671	$ 1,015

Note: Percentage growth rates and ratios are calculated based on underlying data in thousands.

DELL INC.
Condensed Consolidated Statement of Income and Related Financial Highlights
(in millions, except per share data and percentages)
(unaudited)

	Nine Months Ended		% Growth Rates
	October 30,	October 31,
	2009	2008	Yr. to Yr.

Net revenue
Products	$ 31,601	$ 41,073	(23%)
Services, including software related	6,401	6,600	(3%)
Net revenue	38,002	47,673	(20%)

Cost of net revenue
Products	27,033	34,966	(23%)
Services, including software related	4,177	4,062	3%
Total cost of net revenue	31,210	39,028	(20%)

Gross margin	6,792	8,645	(21%)

Selling, general and administrative	4,685	5,423	(14%)
Research, development and engineering	445	487	(9%)
In-process research and development	-	2	(100%)
Total operating expenses	5,130	5,912	(13%)

Operating income	1,662	2,733	(39%)

Investment and other income (expense), net	(107)	137	(178%)
Income before income taxes	1,555	2,870	(46%)
Income tax provision	456	743	(39%)
Net income	$ 1,099	$ 2,127	(48%)

Earnings per common share:
Basic	$ 0.56	$ 1.07	(48%)
Diluted	$ 0.56	$ 1.06	(47%)

Weighted average shares outstanding:
Basic	1,953	1,993	(2%)
Diluted	1,959	1,998	(2%)

Percentage of Total Net Revenue:
Gross margin	17.9%	18.1%
Selling, general and administrative	12.3%	11.4%
Research and development	1.2%	1.0%
Operating expenses	13.5%	12.4%
Operating income	4.4%	5.7%
Income before income taxes	4.1%	6.0%
Net income	2.9%	4.5%
Income tax rate	29.3%	25.9%

Net Revenue by Product Category:
Mobility	$ 11,957	$ 14,605	(18%)
Desktop PCs	9,502	13,826	(31%)
Software and Peripherals	7,022	8,116	(13%)
Servers and Networking	4,228	5,081	(17%)
Enhanced Services	3,700	4,081	(9%)
Storage	1,593	1,964	(19%)
Consolidated net revenue	$ 38,002	$ 47,673	(20%)

Percentage of Total Net Revenue:
Mobility	31%	30%
Desktop PCs	25%	29%
Software and Peripherals	18%	17%
Servers and Networking	12%	11%
Enhanced Services	10%	9%
Storage	4%	4%

Net Revenue by Global Segment:
Large Enterprise	$ 10,088	$ 14,122	(29%)
Public	10,664	12,051	(12%)
Small and Medium Business	8,743	11,849	(26%)
Consumer	8,507	9,651	(12%)
Consolidated net revenue	$ 38,002	$ 47,673	(20%)

Percentage of Total Net Revenue:
Large Enterprise	27%	30%
Public	28%	25%
Small and Medium Business	23%	25%
Consumer	22%	20%

Consolidated Operating Income:
Large Enterprise	$ 538	$ 899
Public	1,028	969
Small and Medium Business	758	1,034
Consumer	98	259
Consolidated segment operating income	2,422	3,161
Severance and facility actions	(395)	(148)
Broad based long-term incentives	(246)	(201)
In-process research and development	-	(2)
Amortization of intangible assets	(119)	(77)
Consolidated operating income	$ 1,662	$ 2,733

Note: Percentage growth rates and ratios are calculated based on underlying data in thousands.

DELL INC.
Condensed Consolidated Statement of Financial Position and Related Financial Highlights
(in millions, except for "Ratios" and Other information)
(unaudited)

	October 30,	July 31,	October 31,
	2009	2009	2008
Assets:
Current assets:
Cash and cash equivalents	$ 12,795	$ 11,699	$ 7,910
Short-term investments	331	299	662
Accounts receivable, net	5,279	5,403	5,532
Financing receivables, net	2,318	2,252	1,526
Inventories, net	952	839	1,109
Other	3,196	3,348	4,795
Total current assets	24,871	23,840	21,534
Property, plant and equipment, net	1,978	2,117	2,458
Investments	828	746	374
Long-term financing receivables, net	311	263	435
Goodwill	1,748	1,748	1,743
Purchased intangible assets, net	607	646	750
Other non-current assets	682	698	523
Total assets	$ 31,025	$ 30,058	$ 27,817

Liabilities and Equity:
Current liabilities:
Short-term debt	$ 351	$ 49	$ 266
Accounts payable	9,947	9,698	9,475
Accrued and other	3,687	3,765	4,108
Short-term deferred enhanced services revenue	2,876	2,775	2,572
Total current liabilities	16,861	16,287	16,421
Long-term debt	3,442	3,394	1,851
Long-term deferred enhanced services revenue	3,054	3,051	3,001
Other non-current liabilities	2,643	2,701	2,385
Total liabilities	26,000	25,433	23,658
Stockholders' equity	5,025	4,625	4,159
Total liabilities and equity	$ 31,025	$ 30,058	$ 27,817

Ratios:
Days of sales outstanding (1)	40	42	36
Days supply in inventory	8	7	8
Days in accounts payable	84	84	69
Cash conversion cycle	(36)	(35)	(25)

Average total revenue/unit (approximate)	$ 1,290	$ 1,280	$ 1,440

Note: Ratios are calculated based on underlying data in thousands.

(1) Days of sales outstanding (“DSO”) is based on the ending net trade receivables and most recent quarterly revenue for each period. DSO includes the effect of product costs related to customer shipments not yet recognized as revenue that are classified in the other current assets. At October 30, 2009, July 31, 2009, and October 31, 2008, DSO and days of customer shipments not yet recognized were 37 and 3 days, 38 and 4 days, 33 and 3 days, respectively.

DELL INC.
Condensed Consolidated Statements of Cashflows
(in millions, unaudited)

	Three Months Ended		Nine Months Ended
	October 30,	October 31,	October 30,	October 31,
	2009	2008	2009	2008
Cash flows from operating activities:
Net income	$ 337	$ 727	$ 1,099	$ 2,127
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation and amortization	191	194	593	573
Stock-based compensation	65	73	211	201
In-process research and development charges	-	-	-	2
Effects of exchange rate changes on monetary assets and
liabilities denominated in foreign currencies	32	(3)	58	(113)
Deferred income taxes	58	228	(33)	209
Provision for doubtful accounts - including financing receivables	80	85	290	199
Other	56	(4)	75	17
Changes in operating assets and liabilities, net of effects from acquisitions:
Accounts receivable	137	201	(456)	(241)
Financing receivables	(177)	(47)	(556)	(28)
Inventories	(112)	(12)	(83)	65
Other assets	117	(175)	93	(648)
Accounts payable	233	(1,664)	1,551	(1,992)
Deferred enhanced services revenue	(4)	19	36	424
Accrued and other liabilities	(212)	292	(240)	370
Change in cash from operating activities	801	(86)	2,638	1,165

Cash flows from investing activities:
Investments:
Purchases	(406)	(362)	(1,182)	(1,150)
Maturities and sales	325	282	1,307	2,034
Capital expenditures	(70)	(137)	(249)	(401)
Proceeds from sale of facility and land	-	-	16	44
Acquisition of business, net of cash received	-	-	(3)	(165)
Change in cash from investing activities	(151)	(217)	(111)	362

Cash flows from financing activities:
Repurchase of common stock	-	(415)	-	(2,866)
Issuance of common stock under employee plans	-	11	-	79
Issuance of commercial paper (maturity 90 days or less), net	143	153	43	253
Proceeds from debt	257	-	1,748	1,519
Repayments of debt	(50)	(14)	(62)	(237)
Change in cash from financing activities	350	(265)	1,729	(1,252)

Effect of exchange rate changes on cash and cash equivalents	96	(145)	187	(129)

Change in cash and cash equivalents	1,096	(713)	4,443	146

Cash and cash equivalents at beginning of period	11,699	8,623	8,352	7,764
Cash and cash equivalents at end of period	$ 12,795	$ 7,910	$ 12,795	$ 7,910

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